UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2015

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Readaboo, Inc.
(Exact name of Company as specified in its charter)
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Delaware	333-192060	46-5509307
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

845 Third Avenue, 6th Floor, New York, NY
(Address of principal executive offices) (Zip Code)

646-495-0939
Company’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Company's Certifying Accountant.

(1)	Previous Independent Registered Public Accounting Firm

	(i)	On June 22, 2015, Readaboo, Inc. (the “Company”) dismissed its independent registered public accounting firm, DKM Certified Public Accountants (“DKM”).

	(ii)	The report of DKM on the financial statements of the Company the year ended March 31, 2014 (inception date September 11, 2013 through March 31, 2014), and the related statements of operations, comprehensive loss, changes in stockholders’ deficiency, and cash flows for the year ended March 31, 2014 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

	(iii)	The decision to change the independent registered public accounting firm was recommended and approved by the Board of Directors of the Company.

	(iv)	During the Company’s two most recent fiscal years ended March 31, 2015 and March 31, 2014 and any subsequent interim periods through June 22, 2015, the date of dismissal, (a) there were no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DKM, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

	(v)	On July 10, 2015 the Company provided DKM with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)	New Independent Registered Public Accounting Firm

On June 22, 2015, the Board of Directors of the Company engaged Stevenson & Company CPAS LLC (“Stevenson”) as its new independent registered public accounting firm to audit and review the Company’s financial statements. During the two most recent fiscal years ended March 31, 2015 and March 31, 2014 and any subsequent interim periods through the date hereof prior to the engagement of Stevenson, neither the Company, nor someone on its behalf, has consulted Stevenson regarding:

	(i)	either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

	(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from DKM Certified Public Accountants addressed to the U.S. Securities and Exchange Commission

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READABOO, INC.

Date: July 10, 2015	By:	/s/ Ajay Tandon
Ajay Tandon
President and Sole Director (Duly Authorized, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer)